                                                                    EXHIBIT 24


      POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K
  TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION


     We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Edward
M. George, and each of them singly, our true and lawful attorneys with full power to them, and each of them signly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 1994 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

     Pursuant to the requirements of the Securities Exchange
Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                           TITLE            DATE
- ---------                           -----            ----
/s/ Frank K. Abruzzino              Director    March  23 , 1995
- ------------------------------
Frank K. Abruzzino


                                    Director    March ____, 1995
- ------------------------------
James E. Altmeyer


                                    Director    March ____, 1995
- ------------------------------
Earl C. Atkins


/s/ Gilbert S. Bachmann             Director    March  22 , 1995
- ------------------------------
Gilbert S. Bachmann


/s/ Charles J. Bradfield            Director    March  24 , 1995
- ------------------------------
Charles J. Bradfield


/s/ Ray A. Byrd                     Director    March  21 , 1995
- ------------------------------
Ray A. Byrd


/s/ H. Thomas Corrie                Director    March  23 , 1995
- ------------------------------
H. Thomas Corrie


/s/ Christopher V. Criss            Director    March  23 , 1995
- ------------------------------
Christopher V. Criss


/s/ Stephen F. Decker               Director    March  23 , 1995
- ------------------------------
Stephen F. Decker


SIGNATURE                           TITLE            DATE
- ---------                           -----            ----
/s/ James D. Entress                Director    March  21 , 1995
- ------------------------------
James D. Entress


/s/ James C. Gardill                Director    March  21 , 1995
- ------------------------------
James C. Gardill


/s/ Edward M. George                Director    March  21 , 1995
- ------------------------------
Edward M. George


/s/ Roland L. Hobbs                 Director    March  21 , 1995
- ------------------------------
Roland L. Hobbs


                                    Director    March ____, 1995
- ------------------------------
John W. Kepner


                                    Director    March ____, 1995
- ------------------------------
John D. Kirk


/s/ Walter Knauss, Jr.              Director    March  21 , 1995
- ------------------------------
Walter Knauss, Jr.


                                    Director    March ____, 1995
- ------------------------------
Robert H. Martin


/s/ Eric Nelson                     Director    March  22 , 1995
- ------------------------------
Eric Nelson


/s/ John J. Paull                   Director    March  21 , 1995
- ------------------------------
John J. Paull


/s/ Patrick L. Schulte              Director    March  21 , 1995
- ------------------------------
Patrick L. Schulte


/s/ Melvin C. Snyder, Jr.           Director    March  24 , 1995
- ------------------------------
Melvin C. Snyder, Jr.


SIGNATURE                           TITLE            DATE
- ---------                           -----            ----
/s/ Carter W. Strauss               Director    March  21 , 1995
- ------------------------------
Carter W. Strauss


/s/ Thomas L. Thomas                Director    March  21 , 1995
- ------------------------------
Thomas L. Thomas


                                    Director    March ____, 1995
- ------------------------------
James L. Wareham


/s/ John A. Welty                   Director    March  21 , 1995
- ------------------------------
John A. Welty


/s/ William E. Witschey             Director    March  23 , 1995
- ------------------------------
William E. Witschey

                                   97